                                                                    EXHIBIT 10.4

                   AMENDMENT TO THE SHARE PURCHASE AGREEMENT


     This AMENDMENT TO THE SHARE PURCHASE AGREEMENT, dated December 17, 1997 (the "Amendment"), is made and entered into by and among Xpedite Systems Holdings (UK) Limited, formerly known as PHJ&W No. 2 LIMITED, an English corporation (Registration No. 3406488) (the "Purchaser"), XPEDITE SYSTEMS, INC., a Delaware corporation ("Xpedite"), and the shareholders of XPEDITE SYSTEMS LIMITED, an English corporation (Registration No. 2778084) (the "XSL Shareholders").

     WHEREAS, Purchaser, Xpedite and the XSL Shareholders are parties to that certain Share Purchase Agreement dated August 8, 1997 (the "Purchase Agreement"); capitalized terms not otherwise defined shall have the meanings ascribed to them in the Purchase Agreement; and

     WHEREAS, the parties hereto desire to amend the Purchase Agreement (i) to provide for the payment in full of the Purchase Price at Closing, subject to certain limitations described in this Amendment and (ii) to modify the currency from U.S. Dollars to Pounds Sterling in connection with, among other things, paying the Purchase Price, setting the maximum exposure under the indemnity provisions contained therein and providing letters of credit to secure the performance of certain obligations thereunder.

     NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment hereby agree as follows:

     1.   AMENDMENTS.    The Purchase Agreement is hereby amended as follows:
          ----------

          (a) The fifth recital is hereby amended by deleting the reference to "$10,773,935" contained therein and substituting "(Pounds)6,424,709" in its place.

          (b) Section 1.01 is hereby amended by:

               (i) deleting the references to "$87,000,000" contained therein and substituting "(Pounds)51,182,339" in their place;

               (ii) deleting the references to "$76,226,025" contained therein and substituting "(Pounds)44,757,630" in their place;

          (iii) deleting the references to "$57,000,000" contained in clause (i) thereof and substituting "(Pounds)49,828,571" in their place;

          (iv)  adding the following sentence at the end of clause (i) thereof:
"APAX agrees that the Purchaser has a right of set off of (Pounds)104,559 against APAX, which amount may be withheld by the Purchaser from APAX's portion of the Purchase Price at Closing."; and

          (v) deleting clause (ii) thereof in its entirety and substituting the following in its place:

     "not later than the date ten (10) days after the final calculation of the remaining balance of the Purchase Price (after taking into account any adjustment to be made pursuant to SECTION 1.02) ("BALANCE AMOUNT") such Balance Amount shall be delivered to Hammond Suddards, or to such other persons that the Shareholders specify, for the benefit of all the Shareholders in cash by wire transfer in immediately available funds, less
                                                                           ----
     the amount of the Epstein Put/Call Purchase Price which shall be paid in accordance with SECTION 1.04. Notwithstanding anything contained in this Agreement to the contrary, in the event David Proctor has not purchased at least $2.0 million of Xpedite common stock within six months after the Closing Date, as required by the Employment Agreement (as defined in SECTION 7.07), the Purchaser shall have the right to withhold the payment of the Balance Amount until such time as David Proctor has purchased $2.0 million of Xpedite stock."

          (c) Section 1.02 is hereby amended by deleting subsection (a) thereof in its entirety and substituting the following in lieu thereof:

     "Within sixty (60) days after the Closing Date, the Purchaser shall prepare, in a manner consistent with the procedures and policies, bases and methods of valuation adopted in the preparation of the audited accounts of the Company for the year ending December 31, 1996 as detailed in SCHEDULE 1.02, and deliver to the Shareholders a consolidated balance sheet of the Company (the "CLOSING DATE BALANCE SHEET") as at the end of the calendar month prior to the month in which the Closing takes place (but, for the avoidance of doubt, without taking into account the effect of the transactions described in SECTION 9.01(b)(i) and (if the Buyback Agreement is not terminated) the completion of the Buyback Agreement). The parties shall have the right to dispute the Closing Date Balance Sheet as provided in SECTION 1.02(b) hereof. The Purchase Price payable to the Shareholders shall be increased, by the excess of the Closing Date Net Asset Value (as defined below) over the difference between (I) the Base Net Asset Value (as defined below) and (II) (Pounds)911,854. For purposes of this Agreement, the term "BASE NET ASSET VALUE" shall mean the Net Asset Value (as defined below) at the Company as of the end of the calendar month prior to the month in which the Closing takes place, as shown in the projected balance sheets of the Company attached as SCHEDULE 1.02(a), the term "NET ASSET VALUE" shall mean the total assets minus total liabilities of the Company
                                        -----
     (calculated in a manner consistent with the calculation of the Base Net Asset Value) as of the end of a particular month, and the term "CLOSING DATE NET ASSET VALUE" shall be the Net Asset Value shown on the Closing Date Balance Sheet; provided that for purposes of calculating "Net Asset
                         --------
     Value" the amount of liability for amounts owed by the Company to Xpedite shall not exceed one month of Xpedite's royalty charges to the Company.
     The amount of the Purchase Price, as adjusted pursuant to this SECTION 1.02, shall be referred to herein as the "ADJUSTED PURCHASE PRICE" provided always that the adjustment to the Purchase Price shall not in any event be more than (Pounds)1,823,708."

          (d) Section 6.17 is hereby deleted in its entirety and the following provision shall be substituted in lieu thereof:

     "Authorized Share Capital.  The Shareholders shall procure that the Company
      ------------------------
     increases its authorized share capital above (Pounds)12,059,205 by not less than (Pounds)10,135,835 in accordance with Section 80 of the Companies Act 1985 by the creation of 10,135,835 Ordinary Shares of (Pounds)1.00 each to rank pari passu in all respects with the existing ordinary shares of (Pounds)1.00 each in the capital of the Company and to disapply the pre-emption rights contained in Section 89 of the Companies Act 1985 and any contained in the Company's Articles of Association in relation to the allotment of such shares. The Shareholders shall be permitted, and shall take all necessary actions, to amend the Articles of Association of the Company to increase the authorized number of Ordinary Shares of (Pounds)1.00 each in order to facilitate the increase in share capital set out in this SECTION 6.17."

          (e) Section 7.04 is hereby amended by deleting the reference to "$5,000,000" contained therein and substituting "(Pounds)3,039,514" in its place.

          (f) Section 8.04 is hereby deleted in its entirety.

          (g) Section 9.01(b) is hereby amended by:

              (i)  deleting the reference to "$57,000,000" contained in clause
(i) thereof and substituting "(Pounds)49,828,571" in its place; and

              (ii) deleting clause (Second) in its entirety and substituting the following in lieu thereof:

          "Subject to the Buyback Agreement not having been terminated, in subscribing at par for 6,424,709 ordinary shares of (Pounds)1.00 each in the capital of the Company which are to be created in the increase in the authorized share capital of the Company pursuant to SECTION 6.17, which (Pounds)6,424,709 will be applied at Closing by Hammond Suddards to satisfy the Company's obligations under the Buyback Agreement;"

          (h) Section 10.02 is hereby amended by deleting the reference to "$1,700,000" contained therein and substituting "(Pounds)1,033,435" in its place.

          (i) Section 11.09 is hereby amended by deleting the reference to "$5,000,000" contained therein and substituting "(Pounds)3,039,514" in its place.

          (j) Schedules 1 and 1A are hereby deleted in their entirety and the Schedules 1 and 1A attached to this Amendment shall be substituted in their place.

     2.   MISCELLANEOUS.
          -------------

          (a) Except as specifically amended by this Agreement, the terms of the Purchase Agreement shall remain in full force and effect and are hereby ratified and confirmed.

          (b) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver or amendment of any provision of the Purchase Agreement.

          (c) This Amendment shall be construed in accordance with the laws of England.

          (d) This Amendment embodies the entire agreement and understanding between the parties hereto and supercedes all prior agreements and understandings relating to the subject matter hereof.

          (e) This Amendment may be executed in counterparts, each of which shall be an original, and all of which, taken together, shall constitute a single instrument.


                           [LEFT INTENTIONALLY BLANK]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment, or have caused this Amendment to be executed on its behalf by a duly authorized representative, all as of the day and year first above written.


                              XPEDITE SYSTEMS HOLDINGS (UK)
                              LIMITED, formerly known as, PHJ&W NO. 2 LIMITED


                              By: /s/ Robert Vaters
                                  -------------------------------
                                  Name:  Robert Vaters
                                  Title:


                              XPEDITE SYSTEMS, INC.


                              By: /s/ Robert Vaters
                                  -------------------------------
                                  Name:  Robert Vaters
                                  Title:


                              SHAREHOLDERS:


                              By: /s/ David Proctor
                                  -------------------------------
                                  David Proctor


WITNESS:  /s/                     /s/ David Proctor
         ---------------------    --------------------------------------------
                                    Executed as a DEED by Marc Epstein,
                                    acting by David Proctor, his duly
                                    authorized attorney

                              APAX PARTNERS & CO. VENTURES
                              LIMITED, as manager of Apax Ventures IV
                              International Partners, L.P.


                              By: /s/ John Phillips McMonigall
                                  ------------------------------
                                  Name: John Phillips McMonigall
                                  Title:

                                   Schedule 1
                                   ----------



      SHAREHOLDER                CLASS OF SHARE           NO. OF                  CONSIDERATION
                                                          SHARES
----------------------        ---------------------    ------------         ----------------------------
 Apax Funds Nominees          "A" ordinary of              250,000          250,000
 Limited, B Account (as       (Pounds)1.00 each                             -------
 custodian trustee for                                                      274,999 of the amount payable
 Apax Ventures                                                              under Sections 1.01(ii) and
 International Partners                                                     9.01(b)(i)(Fourth)
 LP and Apax Ventures
 IV)


                              Preference Shares of       2,355,288          The nominal value plus all
                              (Pounds)1.00 each                             accrued dividends, interest and
                                                                            penalties (if any) calculated
                                                                            down to the Closing Date

David Proctor                 Preference Shares of          19,712          The nominal value plus all
                              (Pounds)1.00 each                             accrued dividends, interest and
                                                                            penalties (if any) calculated
                                                                            down to the Closing Date

Marc Epstein                  Ordinary shares of            10,000          10,000
                              (Pounds)1.00 each                             -------
                                                                            284,999 of the amount
                                                                            obtained by subtracting the
                                                                            amounts paid to redeem the
                                                                            "A" Preference Shares and
                                                                            purchase the Preference Shares
                                                                            of (Pounds)1.00 each from the
                                                                            Adjusted Purchase Price and
                                                                            adding (Pounds)793,345 to such
                                                                            amount

Rothschild Nominees           Ordinary shares of             1,666          1,666
Limited (as trustee for       (Pounds)1.00 each                             -------
N.M. Rothschild & Sons                                                      274,999 of the amount payable
Limited)                                                                    under Sections 1.01(ii) and
                                                                            9.01(b)(i)(Fourth)

David Proctor                 Ordinary shares of             3,267          3,267
                              (Pounds)1.00 each (held                       -------
                              under option)                                 274,999 of the amount payable
                                                                            under Sections 1.01(ii) and
                                                                            9.01(b)(i)(Fourth)


Holders of Options            Ordinary shares of            20,066          20,066
                              (Pounds)1.00 each (held                       -------
                              under option)                                 274,999 of the amount payable
                                                                            under Sections 1.01(ii) and
                                                                            9.01(b)(i)(Fourth)

                                  Schedule 1A
                                  -----------



      SHAREHOLDER             CLASS OF SHARE               NO. OF SHARES         CONSIDERATION
------------------------     ---------------------        ---------------       ---------------------------
 Apax Funds Nominees          "A" ordinary of                  250,000           250,000
 Limited, B Account (as       (Pounds)1.00 each                                  -------
 custodian trustee for                                                           323,333 of the amount
 Apax Ventures                                                                   payable under Sections
 International Partners                                                          1.01(ii) and
 LP and Apax Ventures                                                            9.01(b)(i)(Fourth)
 IV)


                              Preference Shares              2,355,288           The nominal value plus all
                              of (Pounds)1.00 each                               accrued dividends, interest
                                                                                 and penalties (if any)
                                                                                 calculated down to the
                                                                                 Closing Date

David Proctor                 Preference Shares                 19,712           The nominal value plus all
                              of (Pounds)1.00 each                               accrued dividends, interest
                                                                                 and penalties (if any)
                                                                                 calculated down to the
                                                                                 Closing Date

Marc Epstein                  Ordinary shares of                10,000           10,000
                              (Pounds)1.00 each                                  -------
                                                                                 333,333 of the amount
                                                                                 obtained from subtracting
                                                                                 the amounts paid to
                                                                                 redeem the "A" Preference
                                                                                 Shares and purchase the
                                                                                 Preference Shares of (Pounds)1.00
                                                                                 each from the Adjusted
                                                                                 Purchase Price and adding
                                                                                 (Pounds)793,345 to such amount

Rothschild Nominees           Ordinary shares of                 1,666           1,666
Limited (as trustee for       (Pounds)1.00 each                                  -------
N.M. Rothschild & Sons                                                           323,333 of the amount
Limited)                                                                         payable under Sections
                                                                                 1.01(ii) and
                                                                                 9.01(b)(i)(Fourth)

Eagle Nominees Limited        Ordinary Shares                   48,334           48,334
                              of (Pounds)1.00 each                               -------
                                                                                 323,333 of the amount
                                                                                 payable under Sections
                                                                                 1.01(ii) and
                                                                                 9.01(b)(i)(Fourth)


David Proctor                 Ordinary shares of                 3,267          3,267
                              (Pounds)1.00 each (held                           -------
                              under option)                                     323,333 of the amount
                                                                                payable under Sections
                                                                                1.01(ii) and
                                                                                9.01(b)(i)(Fourth)

Holders of Options            Ordinary shares of                20,066          20,066
                              (Pounds)1.00 each (held                           -------
                              under option)                                     323,333 of the amount
                                                                                payable under Sections
                                                                                1.01(ii) and
                                                                                9.01(b)(i)(Fourth)